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PIONEER VARIABLE CONTRACTS TRUST

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO--CLASS II SHARES

                                                               SEMIANNUAL REPORT

                                                                   JUNE 30, 2001

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Real Estate Growth VCT Portfolio

     Portfolio and Performance Update                                  1

     Portfolio Management Discussion                                   2

     Schedule of Investments                                           4

     Financial Statements                                              5

     Notes to Financial Statements                                     9

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                                     [CHART]

U.S. Common Stocks          90%

Short Term Cash Equivalents  7%

International Common Stocks  3%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                                     [CHART]

Real Estate Investment Trust  98%

Real Estate Services           2%

TOP FIVE HOLDINGS
(As a percentage of equity holdings)

   1. Equity Office Properties Trust                               8.25%
   2. Equity Residential Property Trust                            6.31
   3. Archstone Communities Trust                                  4.37
   4. Apartment Investment & Management Co.                        4.31
   5. Reckson Associates Realty Corp.                              4.07

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                       6/30/01        12/31/00
Net Asset Value per Share                              $14.87          $14.40

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                 DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $0.340         $    --         $    --

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER REAL ESTATE GROWTH VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

                                    [CHART]

                 Pioneer Equity-Income
                 VCT Portfolio*         S&P 500 Index       Wilshire Real Estate
 8/31/2000       $10,000                $10,000             $10,000
 9/30/2000       $10,396                $ 9,492             $10,325
                 $ 9,879                $ 9,445             $ 9,877
                 $10,123                $ 8,688             $10,099
12/31/2000       $10,761                $ 8,750             $10,801
                 $10,641                $ 9,053             $10,909
                 $10,380                $ 8,218             $10,682
 3/31/2001       $10,395                $ 7,715             $10,691
                 $10,623                $ 8,307             $10,945
                 $10,835                $ 8,350             $11,252
 6/30/2001       $11,381                $ 8,166             $11,860

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (real estate investment trusts) (equity and hybrid) and 7% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

Past performance does not guarantee future results. returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)
NET ASSET VALUE*

Life-of-Portfolio                                               7.16%
(8/1/00)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

After a brief setback in the first quarter of 2001, your Portfolio surged ahead in the second quarter - achieving strong performance for the six months ended June 30. The return to favor of large-company real estate companies, which lagged in the early months of the Portfolio's fiscal year, accounts for the renewed momentum. In the following interview, portfolio manager Jeff Caira discusses the factors influencing your Portfolio's rebound and his outlook for the coming months.

Q: WHAT CONTRIBUTED TO THE RALLY OF LARGE-COMPANY REAL ESTATE INVESTMENT TRUSTS (REITS)?

A: In the early months of the period, investors pursued high-yielding real estate investments - regardless of the company's asset quality, property type or long-term prospects. These higher-yielding REITs, many of which tend to be smaller in market capitalization than the REITs comprising your Portfolio, did not participate in last year's rally and appeared to be relatively undervalued. We avoided the temptation to jump on the proverbial bandwagon, believing that our commitment to large, well established real estate companies with strong management and strategic market presence would bear out over the longer term. Large-company REITs rallied when investors resumed a broader strategy of investing across the entire real estate market rather than focusing on just one segment. Naturally, the increased demand pushed prices higher.

      For the six months ended June 30, 2001, total return at net asset value for the Portfolio was 5.76%. The Wilshire Real Estate Securities Index, the Portfolio's benchmark, climbed 9.81% for the same period. A modest representation in smaller-company REITs was largely behind the lag in the Fund's comparative results.

Q:    WHICH SECTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: Despite evidence of an economic slowdown, hotel and retail REITs did surprisingly well. Investors were drawn to their low stock prices and relatively high yields. When prospects turned out to be better than expected, stock prices reacted positively, since expectations were so low. We trimmed assets in the hotel sector late this spring - realizing profits and investing the proceeds in retail investments.

      The outlook for the retail sector is mixed, but we're finding attractive investment opportunities on a stock-by-stock basis. For some time, we've favored established, upper-scale malls rather than strip malls. Many of the shopping mall REITs owned by your Portfolio are undergoing facelifts rather than new construction. This positions the real estate company to increase their growth rates by raising rents rather than taking on new construction debt to finance growth. In recent months, however, we've been investigating strip malls. While this has not been an area of large investment for your Portfolio in the recent past, we think this segment of the retail sector offers defensive qualities in a slowing economy. In addition to being well located, we look for strip malls that are anchored by grocery stores - preferably a national chain rather than a tenuous local store - since they are considered recession resistant. PAN PACIFIC PROPERTIES best exemplifies this strategy.

      Multi-family REITs also served the Portfolio well. Long-time holding CAMDEN PROPERTY TRUST owns properties in the southern half of the United States. With its large number of multi-family housing units in Houston, Texas, this REIT proved to be a good way to take advantage of high oil prices and improving economic prospects in a city experiencing high employment growth.

                                   [SIDENOTE]

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

Q:    HAVE CALIFORNIA'S DIFFICULTIES AFFECTED THE PORTFOLIO NEGATIVELY?

A: Indirectly, yes. We've limited the Portfolio's exposure to California by reducing its weighting in REITs with holdings there. However, we believe many of the REITs have been unfairly tarnished in the rush to judgment. ARDEN REALTY is an example of a holding that owns office property primarily in Southern California that should weather the storm better than most. Since the company didn't experience the same level of rent spikes as its peers when the economy was strong, we don't think it will suffer the degree of rent declines expected of its competitors with concentration of properties in San Francisco or San Jose.

Q:    IS THE CURRENT ECONOMIC SLOWDOWN PRESSURING THE OFFICE/INDUSTRIAL SECTOR?

A: Yes. Office and industrial REITs lagged other sectors of the real estate market, particularly in the first three months of the Portfolio's fiscal year, but turned the corner this spring. EQUITY OFFICE PROPERTIES (EOP), one of the sector's most respected REITs and the Portfolio's largest holding, announced its acquisition of SPIEKER PROPERTIES in February. With the merger, which became official on July 2, EOP will derive 75% of its income from properties in ten of the largest metropolitan markets.

Q:    WHAT IS YOUR OUTLOOK?

A: With so many contradictory forces at play in the U.S. economy, it's hard to pinpoint a clear path. We're seeing evidence that demand for commercial real estate is slowing. Some businesses are delaying leasing decisions out of concern for their own prospects or in anticipation of lower leasing rates. However, long-term leases should help REITs bridge the economic slowdown. On a more positive note, REITs provide an inflationary cushion in the form of relatively generous dividend yields, which still appear to be very secure. In addition, consumers remain the driving force behind today's economic growth and their willingness to spend is having a favorable impact on real estate fundamentals. Whatever the future holds for the U.S. economy for the balance of 2001, we believe the Portfolio is diversified across many well managed real estate companies, which possess the ability to operate profitably in a slower growth environment.

SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

SHARES                                                   VALUE
           COMMON STOCKS - 92.5%
           CONSUMER CYCLICALS - 2.0%
           LODGING - HOTELS - 2.0%
   20,800  Starwood Hotels & Resorts               $   775,424
                                                   -----------
           TOTAL CONSUMER CYCLICALS                $   775,424
                                                   -----------
           FINANCIALS - 90.5%
           REAL ESTATE INVESTMENT TRUST - 87.5%
   16,700  AMB Property Corp.                      $   430,192
   31,100  Apartment Investment & Management Co.     1,499,020
   58,900  Archstone Communities Trust               1,518,442
   21,800  Arden Realty Group, Inc.                    582,060
   21,700  Avalonbay Communities, Inc.               1,014,475
   24,400  Boston Properties, Inc.                     997,960
   31,200  Brandywine Realty Trust                     700,440
   22,700  Camden Property Trust                       833,090
   12,800  Charles E. Smith Residential Realty, Inc.   641,920
    2,400  Corporate Office Properties                  24,000
   39,600  Cousins Properties, Inc.                  1,063,260
   53,500  Duke Realty Investments, Inc.             1,329,475
   90,657  Equity Office Properties Trust            2,867,481
   38,800  Equity Residential Property Trust         2,194,140
   22,400  Essex Property Trust, Inc.                1,109,920
    2,000  First Industrial Realty Trust, Inc.          64,280
   32,800  Franchise Finance Corporation of America    823,608
   16,500  General Growth Properties, Inc              649,440
   13,900  Glimcher Realty Trust                       248,810
   19,500  Home Properties of NY, Inc.                 586,950
   74,890  Host Marriott Corp.                         937,623
   23,900  Inkeepers USA Trust                         286,322
    9,200  Kimco Realty Corp.                          435,620
   46,300  Liberty Property Trust                    1,370,480
   37,900  Mission West Properties Inc.                458,590
   12,900  Pan Pacific Retail Properties, Inc.         335,400
   21,200  Parkway Properties, Inc.                    747,300
   53,000  Prentiss Properties Trust                 1,393,900
   43,600  ProLogis Trust                              990,592
    1,615  Public Storage, Inc.
           (Depository Shares)                          39,600
   38,400  Public Storage, Inc.                      1,138,560
   61,500  Reckson Associates Realty Corp.           1,414,500
   40,600  Simon DeBartolo Group, Inc.               1,216,782
    6,200  Spieker Properties, Inc.                    371,690
   10,800  Storage USA, Inc.                           388,800
   34,300  The Macerich Co.                            850,640
   13,500  United Dominion Realty Trust, Inc.          193,725
   28,200  Vornado Realty Trust                      1,100,928
                                                   -----------
                                                   $32,850,015
                                                   -----------
           REAL ESTATE COMPANIES - 3.0%
   62,200  Trizec Hahn Corp.                       $ 1,131,418
                                                   -----------
           TOTAL FINANCIALS                        $33,981,433
                                                   -----------
           TOTAL COMMON STOCKS
           (Cost $29,183,666)                      $34,756,857
                                                   -----------
PRINCIPAL
AMOUNT

           TEMPORARY CASH INVESTMENT - 7.5%
           REPURCHASE AGREEMENT - 7.5%
2,800,000  Credit Suisse First Boston, Inc., 3.95%,
             dated 6/29/01, repurchase price of
             $2,800,000 plus accrued interest on
             7/2/01 collateralized by $2,903,000
             U.S. Treasury Notes, 3.34%, 12/13/01  $ 2,800,000
                                                   -----------
           TOTAL TEMPORARY CASH INVESTMENT
           (Cost $2,800,000)                       $ 2,800,000
                                                   -----------
           TOTAL COMMON STOCKS AND
           TEMPORARY CASH INVESTMENT
           (Cost $31,983,666)                      $37,556,857
                                                   ===========

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 6/30/01

                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                       6/30/01          FROM 8/1/00
CLASS 2                                                                              (UNAUDITED)        TO 12/31/00
Net asset value, beginning of period                                                 $   14.40          $   14.55
                                                                                     ---------          ---------
Increase (decrease) from investment operations:
   Net investment income                                                             $    0.35          $    0.29
   Net realized and unrealized gain (loss) on investments                                 0.46              (0.11)
                                                                                     ---------          ---------
    Net increase from investment operations                                          $    0.81          $    0.18
Distributions to shareowners:
   Net investment income                                                                 (0.34)             (0.33)
                                                                                     ---------          ---------
    Net increase (decrease) in net asset value                                       $    0.47          $   (0.15)
                                                                                     ---------          ---------
Net asset value, end of period                                                       $   14.87          $   14.40
                                                                                     =========          =========
Total return*                                                                             5.76%              1.32%
Ratio of net expenses to average net assets+                                              1.35%**            1.63%**
Ratio of net investment income to average net assets+                                     4.93%**            7.54%**
Portfolio turnover rate                                                                     21%**              31%
Net assets, end of period (in thousands)                                             $   5,174          $   1,770
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                                           1.35%**            1.63%**
   Net investment income                                                                  4.93%**            7.54%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                           1.35%**            1.62%**
   Net investment income                                                                  4.93%**            7.53%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 6/30/01 (UNAUDITED)

                                                                   PIONEER
                                                              REAL ESTATE GROWTH
                                                                 VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $29,183,666)          $ 34,756,857
  Temporary cash investments (at amortized cost)                    2,800,000
  Cash                                                                 26,191
  Receivables -
    Investment securities sold                                        462,883
    Fund shares sold                                                   54,274
    Dividends, interest and foreign taxes withheld                    206,208
    Other                                                                 512
                                                                 ------------
      Total assets                                               $ 38,306,925
                                                                 ------------

LIABILITIES
  Payables - Investment securities purchased                     $    345,316
  Fund shares repurchased                                               2,425
  Due to affiliates                                                    27,585
  Accrued expenses                                                     22,999
                                                                 ------------
      Total liabilities                                          $    398,325
                                                                 ------------

NET ASSETS:
  Paid-in capital                                                $ 37,904,763
  Accumulated net investment income                                     8,357
  Accumulated net realized loss                                    (5,577,711)
  Net unrealized gain on Investments                                5,573,191
                                                                 ------------
      Total net assets                                           $ 37,908,600
                                                                 ------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                     $ 32,734,277
  Shares outstanding                                                2,198,400
  Net asset value per share                                      $      14.89
                                                                 ============
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                     $  5,174,323
  Shares outstanding                                                  347,898
  Net asset value per share                                      $      14.87
                                                                 ============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                           PIONEER
                                                                     REAL ESTATE GROWTH
                                                                        VCT PORTFOLIO

                                                                       SIX MONTHS ENDED
                                                                           6/30/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,454, respectively)      $  953,604
  Interest                                                                   71,973
                                                                         ----------
      Total investment income                                            $1,025,577

EXPENSES:
  Management fees                                                        $  138,121
  Transfer agent fees                                                           500
  Distribution fees (Class II)                                                4,190
  Administrative fees                                                        15,620
  Custodian fees                                                             16,238
  Professional fees                                                           8,432
  Printing                                                                    2,896
  Fees and expenses of nonaffiliated trustees                                 3,156
  Miscellaneous                                                               3,845
                                                                         ----------
     Total expenses                                                      $  192,998
                                                                         ----------
     Net expenses                                                        $  192,998
                                                                         ----------
        Net investment income                                            $  832,579
                                                                         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:
  Net realized gain (loss) from Investments                              $  619,721
                                                                         ----------
  Change in net unrealized gain or loss from Investments                 $  633,067
                                                                         ----------
  Net gain on investments                                                $1,252,788
                                                                         ==========
  Net increase in net assets resulting from operations                   $2,085,367
                                                                         ==========

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                               PIONEER
                                                         REAL ESTATE GROWTH
                                                            VCT PORTFOLIO

                                                    SIX MONTHS           ENDED
                                                     6/30/01           YEAR ENDED
                                                   (UNAUDITED)          12/31/00
FROM OPERATIONS:
Net investment income                              $    832,579       $  1,535,138
Net realized gain (loss) on investments                 619,721           (784,959)
Change in net unrealized gain on investments            633,067          7,027,190
                                                   ------------       ------------
   Net increase in net assets
     resulting from operations                     $  2,085,367       $  7,777,369
                                                   ------------       ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                         $   (790,028)      $ (1,334,179)
   Class II                                             (98,034)           (23,440)
Tax return of capital
   Class I                                                   --           (219,070)
   Class II                                                  --             (3,836)
                                                   ------------       ------------
     Total distributions to shareowners            $   (888,062)      $ (1,580,525)
                                                   ------------       ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                   $  6,176,377       $  8,177,271
Reinvestment of distributions                           888,061          1,580,525
Cost of shares repurchased                           (5,105,479)        (9,520,143)
                                                   ------------       ------------
     Net increase in net assets
       resulting from fund share transactions      $  1,958,959       $    237,653
                                                   ============       ============
     Net increase in net assets                    $  3,156,264       $  6,434,497

NET ASSETS:
Beginning of period                                  34,752,336         28,317,839
                                                   ============       ============
End of period                                      $ 37,908,600       $ 34,752,336
                                                   ============       ============
Accumulated net investment income,
  end of period                                    $      8,357       $     63,840
                                                   ============       ============

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio
     (Emerging Markets Portfolio)
   Pioneer Global Financials VCT Portfolio
     (Global Financials Portfolio)
   Pioneer Europe VCT Portfolio
     (Europe Portfolio)
   Pioneer International Growth VCT Portfolio
     (International Growth Portfolio)
   Pioneer Small Company VCT Portfolio
     (Small Company Portfolio)
   Pioneer Mid-Cap Value VCT Portfolio
     (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
     (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio
     (Fund Portfolio)
   Pioneer Equity-Income VCT Portfolio
     (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio
     (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio
     (Strategic Income Portfolio)
   Pioneer Swiss Franc Bond VCT Portfolio
     (Swiss Franc Bond Portfolio)
   Pioneer America Income VCT Portfolio
     (America Income Portfolio)
   Pioneer Money Market VCT Portfolio
     (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Global Health Care VCT Portfolio
     (Global Health Care Portfolio)
   Pioneer Global Telecoms VCT Portfolio
     (Global Telecoms Portfolio)
   Pioneer Europe Select VCT Portfolio
     (Europe Select Portfolio)
   Pioneer Science & Technology VCT Portfolio
     (Science & Technology Portfolio)
   Pioneer Real Estate Growth VCT Portfolio
     (Real Estate Growth Portfolio)
   Pioneer High Yield VCT Portfolio
     (High Yield Portfolio)

Portfolio share may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Real Estate VCT Portfolio is to seek current income as well as long term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

      Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

      Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

      Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B. FOREIGN CURRENCY TRANSLATION

      The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

      Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. TAXES

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2001, the Portfolio paid no such taxes.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      Capital loss carryovers are available to offset future realized capital gains. At December 31, 2000, the Portfolio had capital loss carryovers of $5,300,018 which will expire 2007 through 2008 if not utilized.

E. PORTFOLIO SHARES

      The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $645,588 in commissions on the sale of trust shares for the six months ended June 30, 2001.

F. REPURCHASE AGREEMENTS

      With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 2001, 26,664 was payable to PIM related to management fees, administrative fees and certain other services:

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc., a majority owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the Portfolio pays PFD the principal underwriter for the Trust, and a majority owned indirect subsidiary of UniCredito Italiano, a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $921 at June 30, 2001.

5. EXPENSE OFFSETS

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the six months ended June 30, 2001, the Portfolios' expenses were not reduced under such arrangements.

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2001, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------------------
                                                      GROSS           GROSS         NET APPRECIATION/
PORTFOLIO                           TAX COST       APPRECIATION    DEPRECIATION       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Real Estate Growth Portfolio       $32,563,671      $5,415,230      $(422,045)         $4,993,185

-----------------------------------------------------------------------------------------------------

7. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2001, were $5,691,294 and 3,365,843, respectively.

8. CAPITAL SHARES

At June 30, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       '01 SHARES           '01 AMOUNT
                                       (UNAUDITED)          (UNAUDITED)             '00 SHARES                 '00 AMOUNT
REAL ESTATE GROWTH PORTFOLIO
CLASS I:
Shares sold                              177,995            $ 2,526,541               415,974                 $ 5,517,319
Reinvestment of distributions             55,697                790,028               118,049                   1,553,250
Shares repurchased                      (322,954)            (4,522,390)             (659,630)                 (8,534,743)
                                       ----------------------------------------------------------------------------------
  Net increase (decrease)                (89,262)           $(1,205,821)             (125,607)                $(1,464,174)
                                       ----------------------------------------------------------------------------------
CLASS II:
Shares sold                              259,760            $ 3,649,836               193,580                 $ 2,659,952
Reinvestment of distributions              6,877                 98,033                 1,929                      27,275
Shares repurchased                       (41,662)              (583,089)              (72,586)                   (985,400)
                                       ----------------------------------------------------------------------------------
  Net increase                           224,975            $ 3,164,780               122,923                 $ 1,701,827
                                       ----------------------------------------------------------------------------------

[LOGO] PIONEER
       INVESTMENTS(R)

PIONEER VARIABLE CONTRACTS TRUST

OFFICERS

JOHN F. COGAN, JR., PRESIDENT
DAVID D. TRIPPLE, EXECUTIVE VICE PRESIDENT
VINCENT NAVE, TREASURER
JOSEPH P. BARRI, SECRETARY

TRUSTEES

JOHN F. COGAN, JR., CHAIRMAN
RICHARD H. EGDAHL, M.D.
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
MARY K. BUSH
MARGARET B.W. GRAHAM
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER

PIONEER INVESTMENT MANAGEMENT, INC.

CUSTODIAN

BROWN BROTHERS HARRIMAN & CO.

LEGAL COUNSEL

HALE AND DORR LLP

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   10159-00-0801